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                                                                    EXHIBIT 13.2

                           INNOVA, S. DE R.L. DE C.V.

              SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Carlos Ferreiro Rivas, the Chief Financial Officer of Innova, S. de R.L. de C.V. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Company's annual report on Form 20-F for the fiscal year ended December 31, 2004, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 13, 2005

                                                      /s/ Carlos Ferreiro Rivas
                                                      -------------------------
                                                      Carlos Ferreiro Rivas
                                                      Chief Financial Officer